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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 10, 2019

THUNDER MOUNTAIN GOLD

(Exact Name of Registrant as Specified in its Charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11770 W. President Drive, Ste. F, Boise, Idaho	83713
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 208-658-1037

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, US$0.001 par value	THGM	OTCQB
Common Stock, US$0.001 par value	THM	TSX-V

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SEC 873  (5-19)Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, on February 27, 2019, Thunder Mountain Gold, Inc. by and through its subsidiaries Thunder Mountain Resources, Inc., a Nevada Corporation, and South Mountain Mines, Inc., an Idaho Corporation (“SMMI”) (collectively the “Company”, “THMG”, or “We”, “Our” or “Us”) entered into an Option Agreement, (the “BeMetals Option Agreement”) with BeMetals Corporation, a British Columbia corporation, and BeMetals USA Corporation, a Delaware corporation (“BeMetals or BMET”). In connection with the Option Agreement, BMET and the Company completed the preconditions required to proceed with Tranche 2 of the Agreement. Those terms and conditions, included obtaining our shareholder approval, BMET completion of certain financings, TSX-V conditional and other regulatory body approval, the Company obtaining necessary title and legal opinions, the Company completing a South Mountain Mines Technical Report, a Management Agreement between BMET and us (the “Management Agreement”), successful completion of due diligence, as well as certain representations and warranties. The TSX-Venture Exchange has granted conditional approval of the transactions contemplated by the Option Agreement, with final approval contingent on BMET and us fulfilling all of the TSX-V’s requirements.

In connection with the completion of Tranche 2 of the Option Agreement, BeMetals is obligated to deliver 10,000,000 shares of unregistered and otherwise contractually restricted BeMetals common stock (“Consideration Shares”) to our subsidiary Thunder Mountain Resources, Inc.  The Consideration Shares are to be issued in accordance with section 2.13 of Canadian Securities Administration (“CSA”) - National Instrument 45-106. If required, the Company will execute, deliver and file such reports, undertakings or other documents relating to the acquisition of the Consideration Shares by the Company as may be required by the British Columbia Securities Commission or the TSXV. BMET is expected to file a notice of exempt distribution in Form 45-106F1 in accordance with CSA National Instrument 45-106 for the issuance of the  Consideration Shares. The Option Agreement sets forth other restrictions on the Consideration Shares including but not limited to, resale and distribution restrictions, holding period, voting restrictions, and no anti-dilution protection. The Consideration Shares are not registered under U.S. securities laws. Neither BeMetals Corporation, a British Columbia corporation, nor BeMetals USA Corporation, a Delaware corporation, are registered under the Securities Exchange Act of 1934, as amended. Additionally, within 6 months of the Tranche 2 completion date, BeMetals is required to make a payment to THMG of (US)$250,000.

The terms and conditions initiated by Tranche 2 are expected to be completed no later than June 11, 2021 (“the 24-month option period”), with a potential to extend for 12 months if necessary.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The foregoing terms and conditions of the securities transactions  described in Items 1.01 and 3.02 of this Current Report on Form 8-K are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the completion of Tranche 2 of the Option Agreement, BMET is obligated to  purchase 2,500,000 shares of THMG unregistered common stock at a price of $0.10 per share for gross proceeds of (US)$250,00 (the “THMG Shares”). The 2,500,000 Tranche 2 THMG Shares to be issued to BeMetals will be offered and sold in reliance on the exemption from registration provided by Section 4(2) and 4(6)  of the Securities Act of 1933, as amended.  The Company will rely on these exemptions from registration based in part on representations made by BeMetals. The Common Stock to be offered and sold to BeMetals will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms and conditions for the completion of Tranche 2 of the Option Agreement, THMG and BeMetals are required to enter into a Management Agreement. The material terms and conditions of such Management Agreement are generally as follows: beginning June 2019, SMMI will provide  management services to BMET in respect of the South Mountain Mines (the “Property”) for a term of up to three (3) years or until terminated. The Management Agreements will terminate automatically upon the first to occur of: the third anniversary of the date of the Management Agreement; or, at any time upon the written agreement of SMMI and BMET; or, the date of Completion (as defined in the Option Agreement) of the exercise of the Option by BMET.

Those Management Services include assisting BMET in their performance of exploration and development work in respect of the Property, assisting BeMetals personnel and the Technical Committee, facilitating necessary access to data, and perform such additional services relating to the Property as the Technical Committee may reasonably request consistent with the scope and intent of the Option Agreement.

The Technical Committee is comprised of two members each from BMET and THMG, representing their respective companies. The BeMetals representatives chosen are Mr. John Wilton, and Mr. Dennis Stansbury.  The THMG representatives are Mr. Eric T. Jones, and Mr. Jim Collord. The Technical Committee receives no compensation from the project for their services. SMMI will direct that the SMMI Consultants report to the Chair of the Technical Committee. The SMMI Consultants are THMG management – Eric T. Jones, Jim Collord, and Larry Thackery.  These retained consultants are engaged to help with the Property and the transition period during the Option Agreement.  BMET compensates the SMMI Consultants by monthly consulting contacts with THMR – the wholly-owned subsidiary of THMG. Any conflicts of interest are resolved through the Technical Committee.  BMET has the deciding vote in the event of a deadlock on the Technical Committee.

The description of the Management Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such Management Agreement (forms of which are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K).

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

10.2	Form of SMMI/BMET USA Management Agreement
10.3	Form of SMMI/THMG Management Agreement

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER MOUNTAIN GOLD, INC.

                      (Registrant)

 By: /s/ Eric T. Jones

 -------------------------------------------------

President, Director and Chief Executive Officer

Date: June 12, 2019